UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2019 (May 29, 2019)

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Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

  (202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described below under Item 5.07, at the 2019 annual meeting of stockholders of Global Medical REIT Inc. (the “Company”) held on May 29, 2019 (the “2019 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2016 Equity Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance thereunder by 1,000,000 shares, which was previously approved by the Company’s Board of Directors. The Plan is further described under “Proposal 3 – Amendment to 2016 Equity Incentive Plan” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 18, 2019, and is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the Company’s stockholders: (i) elected the nine nominated directors to the Company’s Board of Directors, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) approved an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares, and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The full results of the matters voted on at the annual meeting of stockholders are set forth below:

Proposal 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Jeffrey M. Busch	17,463,331	645,821	51,375	10,743,554
Matthew Cypher	13,512,545	4,614,106	33,875	10,743,555
Zhang Jingguo	17,016,873	1,103,863	`39,792	10,743,553
Ronald Marston	13,093,788	5,030,963	35,775	10,743,555
Roscoe Moore, Jr.	9,779,387	8,347,656	33,483	10,743,555
Henry E. Cole	17,438,752	688,400	33,375	10,743,554
Zhang Huiqi	17,439,041	682,215	39,272	10,743,553
Paula R. Crowley	17,951,366	183,446	25,716	10,743,553
Lori Wittman	17,470,238	664,424	25,866	10,743,553

 Proposal 2 — Advisory Vote on Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
11,668,059	5,505,325	987,139	10,743,558

Proposal 3 — Amendment to the Company’s 2016 Equity Incentive Plan to Increase the Number of Shares Reserved For Issuance Thereunder by 1,000,000 Shares:

For	Against	Abstain	Broker Non-Votes
16,457,951	1,584,944	117,631	10,743,555

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
28,732,042	43,373	128,666	0

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Item 7.01 Regulation FD Disclosure.

On May 31, 2019, the Company updated a presentation concerning the Company on its website, www.globalmedicalreit.com, on the “Investors” page. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

10.1	Global Medical REIT Inc. 2016 Equity Incentive Plan (as amended through May 29, 2019).
99.1	Investor Presentation dated June 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: June 3, 2019

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